UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE FEBRUARY 20,2004.

WITHOUT PFICR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES RPPRESENTED BY THIS CERTIFICAI"B MAY NOT BE SOLD. TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL FEBRUARY 20, 2004.


CONVERTIBLE DEBENTURE


Date:                   October 20, 2003

Principal Sum:          5150,000

Due Date:               October 20, 2006

Lender:                 A&F Capital Corporation

Lender's Address:       15 Wertheim Ct., #501, Richmond Hill, Ontario, 1,413 3H7


1.    Terms of Repayment

      Talware Networx Inc. (the "Company"), a company incorporated under the laws of Ontario, for value received hereby acknowledges itself indebted for the above mentioned principal sum and promises to pay to or to the order of the Lender as follows:

      i) interest at a rate of 8% per annum, payable annually in arrears on October 20;

      ii) principal and all accrued unpaid interest payable in full on the due date.

      Payment of both principal and interest shall be made at the Lender's address, set out above, or at such other place in Ontario as the Lender may designate in writing to the Company.

      The Company waives presentment for payment, demand, or notice of non-payment of this Debenture in collection, and consents to all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to the payment or any other provision of this Debenture.


2.    Conversion

      (a)   Conversion Privilege and Conversion Price

            (i) Upon and subject to the provisions and conditions of this section, the holder of this Debenture shall have the right, at his option, upon not less than 20 days prior written notice to the Company, to convert, at any time and from time to time up to the close of business on the due date (the "Expiry Time"), up to the entire principal amount of this Debenture, into units ("Units") of the Company in denominations of $1,000 of principal amount. Such right of conversion shall extend only to the maximum number of whole Units into which the aggregate principal amount of the Debenture or Debentures surrendered for conversion may be converted. The price for conversion of the whole or any part of a Debenture, at the option of the holder, shall be $0.06 per Unit if converted prior to the second anniversary of the issuance of the Debenture"; and a price of $0.07 per Unit if converted subsequent to the second anniversary and prior to the Expiry Time (the "Conversion Price").

            (ii) Accrued interest shall be convertible into Units of the Company at the option of the holder in denominations of $1,000 of interest. Such right of conversion shall only extend to the maximum number of whole Units into which the aggregate amount of interest desired to be converted may be converted_ The price for conversion of the whole or any part of interest shall be the higher of (a) $0.06 per Unit; or (b) the market price (as defined in Policy 1.1 of the TSX Venture Exchange Corporate Finance Manual) of the common shares of the Company at the time of conversion.

            (iii) Each Unit shall  consist of one common share of the Company (a
                  "Common Share") and one share purchase warrant (a "Warrant") in the form attached hereto as Schedule "A"- Each Warrant shall entitle the holder thereof to purchase an additional Common Share at a purchase price of $0.10, exercisable on or before the period ending two years following the date of issuance of the Warrant.

      (b)   Conversion Procedure for Optional Conversion

            (i) The holder of this Debenture desiring to convert such Debenture shall surrender this Debenture to the Company, at its executive offices as specified in section 9, together with written notice in the form attached hereto as Schedule "B", duly executed by the registered holder or his legal representatives or his attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company exercising his right to convert this Debenture in accordance with the provisions of this Section. The holder of this Debenture shall also specify the name or names, with addresses in which the certificate or certificates representing the Common Shares and Warrants, respectively, issuable upon conversion shall be registered. Thereupon the Debenture bolder or, subject to payment of all applicable transfer taxes and compliance with all reasonable requirements of any transfer agents and applicable securities laws, his nominee or assignee, shall be entitled to be entered in the books of the Company as at the Date of Conversion (as hereinafter defined) as the holder of the number of Common Shares and Warrants into which this Debenture is convertible in accordance with the provisions of this Section and, as soon as practicable thereafter, the Company shall deliver to the holder, or his nominee or assignee, a certificate or certificates for such Common Shares.

            (ii) For the purposes of this Section, this Debenture shall be deemed to be surrendered for conversion on the date (herein called the "Date of Conversion") on which it is so surrendered in accordance with the provisions of this Section and, in case this Debenture is surrendered by post or other means of transmission, on the date on which it is received by the Company at its executive offices specified in subsection (i); provided that if this Debenture is surrendered for conversion on a day on which the register of Common Shares or Warrants is closed, the person or persons entitled to receive Common Shares and Warrants upon such conversion shall become the holder or holders of record of such Common Shares and Warrants as at the date on which such registers are reopened and such date shall be deemed to be the date on which this Debenture is surrendered for conversion.

(c)   Adjustment of Conversion Price


            (i) Subject to subsection (ii), the Conversion Price shall be subject to adjustment from time to time in the events and in the manner provided in this section, and for such purposes and as used in this section, "Current Market Price" means the closing price of the Common Shares on the principal stock exchange or quotation system through which the Common Shares trade on the day prior to the date in question or, in the event that the Common Shares do not trade through the facilities of a stock exchange or quotation system, means the current value of the Common Shares on the date in question as determined by the Company's board of directors.

                  (A) If and whenever at any time after the date hereof and prior to the Expiry Time the Company shall:

                        (1) issue Common Shares to all or substantially all the holders of the Common Shares as a stock dividend;

                        (2) subdivide its outstanding Common Shares into a greater number of shares; or

                        (3) consolidate its outstanding Common Shares into a smaller number of shares,

                        (any of such events in (1), (2) and (3) being called a "COMMON SHARE Reorganization"), then the Conversion Price shall be adjusted, effective immediately after the record date at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such record date).

                  (B) If and whenever at any time after the date hereof and prior to the Expiry Time the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the Common Shares under which such holders are entitled, during a period expiring not more than 45 calendar days after the record date for such issue (the "Rights Period"), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per Common Share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at a conversion or exchange price per share at the date of issue of such securities to the holder) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a "Rights Offering"), then the Conversion Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

                        (1)  the numerator of which shall be the aggregate of.

                             (a) the number of Common Shares outstanding as of the record date for the Rights Offering, plus

                             (b) a number determined by dividing the aggregate price of the total number of additional Common

                                  Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities offered) by the Current Market Price as of the record date for the Rights Offering, and

                        (2) the denominator of which shall be the number of Common Shares outstanding after giving effect to the Rights Offering (including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering).

                  (C) If and whenever at any time after the date hereof and prior to the Expiry Time the Company shall fix a record date for the issue or the distribution to all or substantially all the holders of the Common Shares of:
                        (1) shares of the Company of any class (other than Common Shares and other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of cash dividends paid in the ordinary course on the Common Shares); (2) rights, options or warrants to acquire Common Shares or property or other assets of the Company; (3) evidences of indebtedness; or (4) any property or other assets, and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"); the Conversion Price shall be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

                        (1)  the numerator of which shall be:

                             (a) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

                             (b) the fair market value, as determined by the directors (whose determination shall be final and conclusive), of the shares, rights, options, warrants, evidences of indebtedness or property or other assets issued or distributed in the Special Distribution, and

                        (2) the denominator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.

                  (D) If and whenever at any time after the date hereof and prior to the Expiry Time there shall be a reclassification of the Common Shares at any time outstanding or a change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into the shares of such other corporation or entity), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a "Capital Reorganization"), and the holder of this Debenture exercises his right of conversion after the effective date of such Capital Reorganization, the holder shall be entitled to receive, and shall accept, for the same aggregate consideration, in lieu of the number of Common Shares to which the holder was theretofore entitled upon such conversion, the kind and the aggregate number of shares, other securities or other property which the holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder was theretofore entitled upon conversion.

            (ii)  Rules  for  Calculating   Adjustments   (For  the  purpose  of
                  subsection (i)):


                  (A) The adjustments provided for in subsection (i) are cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the following subsections of this subsection (ii).

                  (B) No adjustment in the Conversion Price shall be required unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price, provided, however, that any adjustments which, except for the provisions of this subsection (ii)(B), would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (C) If a dispute shall at any time arise with respect to adjustments provided for in subsection (i), such dispute shall be determined by the Company's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any such determination shall be final and conclusive and binding upon the Company and the holder.

                  (D) If the Company shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Conversion Price or the number of Common Shares issuable upon conversion of the Debenture shall be required by reason of the setting of such record date.

                  (E) In the absence of resolution of the directors fixing a record date for a Common Share Reorganization, Capital Reorganization, Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the record date therefor the date on which the Common Share Reorganization, Capital Reorganization, Rights Offering or Special Distribution is effected.

                  (F) As a condition precedent to the taking of any action which would require any adjustment in any of the conversion rights pursuant to the Debenture, including the Conversion Price and the number or class of shares or other securities which are to be received upon the conversion thereof, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized share capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the holder is entitled to receive on the total conversion thereof in accordance with the provisions thereof.

                  (G) If, in the opinion of the board of directors, the provisions of subsection (i) are not strictly applicable, or if strictly applicable would not fairly protect the rights of the holder in accordance with the intent and purposes hereof, the board of directors shall make any adjustment in such provisions for the benefit of the holder as the board of directors deems appropriate.

            (iii) Whenever the number of Common Shares or the  Conversion  Price shall require an adjustment pursuant to subsection (ii), the Company shall forthwith obtain a certificate signed by a senior officer of the Company, setting forth in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including an opinion on the fair value, as determined by the board of directors of the Company, of any evidences of indebtedness, shares of stock, other securities or property or warrants, options or other subscription or purchase rights referred to in subsection
                  (ii)) and specifying the numbers of Common Shares and describing the numbers and kind of any other securities issuable upon conversion of the Debenture, and any change in the Conversion Price thereof, after giving effect to such adjustment or change_ The Company shall promptly, and in any case within 30 days after the making of such adjustment, cause a signed copy off such certificate to be delivered to the holder. The Company shall keep at its office or agency copies of all such certificates and cause the same to be available for inspection upon receipt of reasonable notice at said office during normal business hours by the holder.

      (d)   Reservation of Common Shares

            The Company covenants and agrees that, so long as this Debenture is outstanding and entitled to the right of conversion herein provided, it will at all times reserve and hold out of its unissued Common Shares a sufficient number of unissued Common Shares to enable the outstanding principal and interest of the Debenture to be converted into Common Shares upon the basis and upon the terms and conditions herein provided in this section 2; provided that nothing herein contained shall affect or restrict the right of the Company to increase the number of its Common Shares in accordance with the Business Corporations Act, 1990 (Ontario) or to issue such Common Shares from time to time.

      (e)   Regulatory Approvals and Filing in Connection with Conversion

            If any Common Shares of the Company, allotted or to be allotted for the purpose of conversion of this Debenture require registration with or approval of any governmental or other authority under any Canadian or provincial law before such shares may be validly issued upon conversion and traded on any stock exchange on which the Common Shares are then listed and posted for trading, the Company will take such action as may be necessary to secure such registration or approval, as the case may be.

3.    Reporting Requirements

      The Company shall provide the Lender with the following:

      (a) audited financial statements of the Company within 140 days alter the year end of each fiscal year; and

      (b) unaudited financial statements of the Company within 60 days of the end of each of its fiscal quarters.

4.    Default

      If any of the following events shall occur and be continuing (an "EVENT OF DEFAULT"), the Lender may, at its option, demand immediate payment of the entire principal of this Debenture and all interest thereon either due or accruing due hereunder, and all other indebtedness of the Company to the Lender hereunder or otherwise shall thereupon become immediately due and payable, namely:

      (a) failure by the Company to make any required repayment of principal hereunder, when due;

      (b) if any representation or warranty made in any document, report, statement, certificate or other instrument furnished to the Lender including, without limiting the generality of the foregoing, those representations and warranties provided below, shall prove to have been false or to have otherwise failed to deal with any material particulars so as to have made such instrument materially misleading upon the date when made or deemed to be made:


            (i) the Company is a corporation duly incorporated and validly existing and in good standing under the laws of the Province of Ontario. The Company is duly licensed and registered as a corporation to do business in each jurisdiction in which it owns or leases property or carries on business and has all necessary corporate power to own its properties and to carry on its business;

            (ii) the Company is conducting and has conducted its business in compliance in all material respects with all the applicable laws, regulations and rules of each jurisdiction in which it carries on business;

            (iii) the Company will reserve or set aside sufficient shares in the treasury of the Company to issue to the Subscriber the common shares issuable upon the conversion of the Debenture, or exercise of any Warrants, according to their respective terms;

            (iv) the Company has complied fully with the requirements of applicable securities laws and has received the approval of all applicable securities regulators in connection with the issuance of the Debenture;

            (v) the issuance of the Debenture by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party for which it has not received approval or a waiver;


            (vi) this Debenture has been duly authorized by all necessary corporate action on the part of the Company and upon execution by the Company constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

            (vii) no bankruptcy,  insolvency or  receivership  proceedings  have been instituted or are pending against Company and the Company is able to satisfy its liabilities as they become due;

            (viii)there are no  consents,  authorizations,  licences,  franchise agreements, permits, approvals or orders of any person or government required to permit the Company to complete this transaction with the Subscriber which it has not already received;

            (ix) the Company is not selling the Debenture with knowledge of any material fact about the Company that has not been generally disclosed; and

            (x) the Company is a reporting issuer and is not on the list of defaulting reporting issuers under the Securities Act (Ontario), the Securities Act (Alberta) and the Securities Act (British Columbia). No order ceasing or suspending trading in securities of the Company or prohibiting the sale of securities by the Company has been issued and no proceedings for this purpose have been instituted, are pending, contemplated or threatened.

      (c) if any other indebtedness of the Company shall become due, or be declared pursuant to the terms thereof to be due prior to the expressed maturity thereof, and shall not be duly paid;

      (d) the Company ceases or threatens to cease to carry on business; the Company makes or agrees to make a bulk sale of assets without complying with applicable law; the making by the Company of an assignment or any proposal for the benefit of its creditors under applicable insolvency legislation; the filing or presentation of a bankruptcy or similar petition by the Company; the entering of a judgment or order ordering a reorganization, arrangement or composition of or with respect to the Company or its debts or obligations; or the appointment of a custodian or receiver or receiver and manager or other official with similar power, whether or not pursuant to a court order, for all or a substantial portion of the properties or assets of the Company;

      (e) the presentation or filing of a bankruptcy or similar petition with respect to bankruptcy or insolvency of the Company by any person, which bankruptcy or similar petition is not discharged within 90 days of its presentation or filing;


5.    Transfer and Assignment

      (a) The Lender is the person entitled to receive the principal of this Debenture and all other monies payable hereunder and to give a discharge hereof

      (c) The Lender acknowledges that the Debenture is being issued in reliance upon exemption from the prospectus and registration requirements of applicable securities legislation. The Lender covenants that it will not transfer, sell or otherwise assign the Debenture or the Common Shares or Warrants acquired upon conversion of the Debenture except strictly in accordance with applicable securities legislation


6.    Prepayment

      The Company shall have the right, at its option, to prepay at any time the whole or, from time to time, any part of the principal amount of the Principal Sum for the Time being outstanding, together with accrued interest thereon, upon giving the Lender not less than 30 days notice, without penalty or bonus. The Lender shall during this 30-day notice period retain his/her option to convert as described in section 2 above.

7.    Purchase for  Cancellation

      The Company may offer to purchase this Debenture for cancellation by private contract at any time, subject to approval by applicable regulatory authorities.

8.    Waiver

      No consent or waiver by the Lender shall be effective unless made in writing and signed by the Lender.

9.    Notice

      Any notice to the Company may be given by delivery, facsimile transmission or prepaid registered mail to the Company at 123 Commerce Valley Drive East, Suite 301, Thornhill, Ontario, L3T 7W8 (fax: 905-731-5036) and any notice so give i shall be deemed to have been duly given on the day on which the notice is delivered or transmitted by facsimile to such address or on the third business day after the day on which the envelope containing the notice was deposited prepaid and registered in a post office in Canada, as the case may be.

      IN WITNESS WHEREOF the Company has duly executed this Debenture.

                                                        TALWARE NETWORX INC.

                                                   per:                    c/s
                                                       ------------------------
                                                       A.S.O.

                                  Schedule "A"
                          SERIES o WARRANT CERTIFICATE

Certificate No.: o                                            No- of Warrants:o

                  EXERCISABLE BEFORE 4:00 P.M. (TORONTO TIME)

                      ON o, 200 o (THE "TIME OF EXPIRY"),
                         AFTER WHICH TIME THIS WARRANT

                       CERTIFICATE WILL RE NULL AND VOID


                      $0.10 COMMON SHARE PURCHASE WARRANTS
                     to Purchase Common Shares ("Warrants")

                                       of

                              TALWARE NETWORX INC.

             (Organized under the laws of the Province of Ontario)

1. THIS IS TO CERTIFY that, for value received, o (the "HOLDER") is entitled to purchase, at any time before the Time of Expiry filly paid and non-assessable common shares ("COMMON SHARES") in the capital of Talware Networx Inc. (the "COMPANY"), as constituted on the date hereof, on the basis of one Common Share for each of the number specified above of whole Warrants, by surrendering to the Company at its principal office this Warrant Certificate, with a subscription in the form set forth on page 7 hereof duly completed and executed, and cash or a certified cheque, bank draft or money order in lawful money of Canada, payable to or to the order of the Company, at par in Toronto, in an amount equal to the purchase price of the Common Shares so subscribed for.

2. Surrender of this Warrant Certificate and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Company.

3. Subject to adjustment thereof in the events and in the manner herein referred to, the purchase price (the "EXERCISE PRICE") payable for each Common Share on exercise of any Warrants evidenced by this Warrant Certificate will be $0.10

4. Common Shares will not be issued pursuant to any Warrants if the issuance of such Common Shares would constitute a violation of the securities laws of any applicable jurisdiction.

5. Certificates representing the Common Shares subscribed for hereunder will be mailed to the person, persons or company specified in the subscription form at their address specified therein or, if so specified in the subscription form, delivered to such person or persons at the office where this Warrant Certificate was surrendered. If fewer Common Shares are purchased than the number that may be subscribed for pursuant to the Warrants evidenced by this Warrant Certificate, the holder will be entitled to receive, without charge, a new Warrant Certificate in respect of the balance of such unexercised
      Warrants. To the extent that any Warrant evidenced hereby confers the right to purchase a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with another Warrant Certificate or other Warrant Certificates which in the aggregate entitle the holder to be issued a whole number of Common Snares, and under no circumstances is the Company obligated to issue any fractional Common Share.

6. On presentation at the principal office of the Company, and on compliance with the reasonable requirements of the Company, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates of different denomination evidencing in the aggregate the same number of Warrants as the Warrant Certificate or Warrant Certificates being exchanged.

7. Subject to Section 8, the Exercise Price (and the number of Common Shares in the case of subsections (D) and (E)) shall be subject to adjustment from time to time in the events and in the manner provided in this section, and for such purposes and as used in this section, "Current Market Price" means the closing price of the Common Shares on the principal stock exchange or quotation system through which the Common Shares trade on the day prior to the date in question or, in the event that the Common Shares do not trade through the facilities of a stock exchange or quotation system, means the current value of the Common Shares on the date in question as determined by the Company's board of directors.

      (A) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall: (ii) subdivide its outstanding Common Shares into a greater number of shares; or

            (iii) consolidate  its  outstanding  Common  Shares  into a  smaller number of shares,

            (any of such events in (i), (ii) and (iii) being called a "Common Share Reorganization"), then the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where (i) issue Common Shares to all or substantially all the holders of the Common Shares as a stock dividend; securities exchangeable for or convertible into

            Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such record date).

      (B) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the Common Shares under which such holders are entitled, during a period expiring not more than 45 calendar days after the record date for such issue (the "Rights Period"), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per Common Share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at a conversion or exchange price per share at the date of issue of such securities to the holder) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a 'Rights Offering"), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

            (i)   the numerator of which shall be the aggregate of:

                  (a) the number of Common Shares outstanding as of the record date for the Rights Offering, plus

                  (b) a number determined by dividing the aggregate price of the total number of additional Common Snares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities offered) by the Current Market Price as of the record date for the Rights Offering, and

            (ii) the denominator of which shall be the number of Common Shares outstanding after giving effect to the Rights Offering (including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options tinder the Rights Offering).

      (C) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall fix a record date for the issue or the distribution to all or substantially all the holders of the Common Shares of: (i) shares of the Company of any class (other than Common Shares and other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of cash dividends paid in the ordinary course on the Common Shares); (ii) rights, options or warrants to acquire Common Shares or property or other assets of the Company; (iii) evidences of indebtedness; or (iv) any property or other assets, and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"); the Exercise Price shall be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

            (i)   the numerator of which shall be:

                  (a) the product of the number od Common Shares outstanding on such record date and Current Market Price of the Common Shares on such Record date, less

                  (b) the fair market value, as determined by the directors (whose determination shall be final and conclusive), of the shares, rights, options, warrants, evidences of indebtedness or property or other assets issued or distributed in the Special Distribution, and

            (ii) the denominator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.

      (D) If and whenever at any time after the date hereof and prior to the Time of Expiry there shall be a reclassification of the Common Shares at any time outstanding or a change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into the shares of such other corporation or entity), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being. herein called a "Capital Reorganization"), and the holder exercises his right to purchase Common Shares then held after the effective date of such Capital Reorganization, the holder shall be entitled to receive, and shall accept, for the same aggregate consideration, in lieu of the number of Common Shares to which the holder was theretofore entitled upon such exercise, the kind and the aggregate number of shares, other securities or other property which the holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder was theretofore entitled upon exercise.

      (E) If and whenever at any time after the date hereof and prior to the Time of Expiry

            (i) a Common Share Reorganization or a Capital Reorganization shall occur, or

            (ii)  the Company shall fix a record date for a Rights Offering,

            and any such event results in an adjustment in the Exercise Price pursuant to the provisions of this Section 7, the number of Common Shares shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares theretofore purchasable by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

8.    Rates for Calculating Adjustments (For the purpose of section 7):

      (A) The adjustments provided for in section 7 are cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the following subsections of this
            Section 8.

      (B) No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price and no adjustment shall be made in the number of Common Shares unless it would result in a change of at least one-hundredth of a share, provided, however, that any adjustments which, except for the provisions of this subsection (B) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.

      (C) If a dispute shall at any time arise with respect to adjustments provided for in Section 7, such dispute shall be determined by the Company's auditors, or if they are unable or unwilling to act, by such other fiat of independent chartered accountants as may be selected by the directors and any such determination shall be final and conclusive and binding upon the Company and the holder.

      (D) If the Company shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of the Warrant shall be required by reason of the setting of such record date.

      (E) In the absence of resolution of the directors fixing a record date for a Common Share Reorganization, Capital Reorganization, Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the (D) record date there for the date on which the Common Share Reorganization, Capital Reorganization, Rights Offering or Special Distribution is effected.

      (H) As a condition precedent to the taking of any action which would require any adjustment in any of the purchase rights pursuant to any of the Warrants, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized share capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the holder is entitled to receive on the total exercise thereof in accordance with the provisions thereof.

      (I)   If, in the  opinion of the board of  directors,  the  provisions  of
            Section 7 are not strictly applicable, or if strictly applicable would not fairly protect the rights of the holder in accordance with the intent and purposes hereof, the board of directors shall make any adjustment in such provisions for the benefit of the holder as the board of directors deems appropriate.

9. Whenever the number of Common Shares or the Exercise Price shall require an ac adjustment pursuant to Section 8, the Company shall forthwith obtain a certificate sited by a senior officer of the Company, setting forth in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including an opinion on the fair value, as determined by the Board of Directors of the Company, of any evidences of indebtedness, shares of stock, other securities or property or warrants, options or other subscription or purchase rights referred to in Section 8) and specifying the numbers of Common Shares and describing the numbers and kind of any other securities issuable upon exercise of the Warrants, and any change in the Exercise Price thereof, after giving effect to such adjustment or change. The Company shall promptly, and in any case within 30 days after the making of such adjustment, cause a signed copy of such certificate to be delivered to the holder. The Company shall keep at its office or agency copies of all such certificates and cause the same to be available for inspection upon receipt of reasonable notice at said office during normal business hours by the holder.

10. The holding of this Warrant Certificate will not constitute the holder a shareholder of the Company or entitle him to any right or interest in respect thereof.

11. This Warrant Certificate is transferable subject to applicable securities laws.

      IN  WITNESS   WHEREOF   Talware  Networx  Inc.  has  caused  this  Warrant
Certificate lo be signed by its director or officer duly authorized in that behalf as of the of e, 200...

                                              TALWARE NETWORX INC.


                                              per:_____________________________
                                                    Alan Rootenberg, President

                               SUBSCRIPTION FORM


TO: TALWARE NETWORX INC.

The undersigned holder of the Common Share Purchase Warrants evidenced by the within Warrant Certificate hereby subscribes for Common Shares of Talware Networx Inc. pursuant to such Common Share Purchase Warrants at $0.10 per share on the terms specified it such Warrant Certificate o, and encloses herewith cash or a certified cheque, bank draft or money order payable to the order of Talware Networx Inc. in payment thereof.


Expiry Date:                                                           o,200o

Number of warrants held:                                                   o

Number of warrants  exercised  under this  subscription:           ____________

Balance of unexercised warrants:                                   ____________

Subscription funds submitted
          ($0.10 x number of warrants exercised):                  ____________

The undersigned hereby irrevocably directs that the said Common Shares be issued as follows:


    Registration             Address of Registered Holder        Denomination
    ------------             ----------------------------        ------------


--------------------  ---------------------------------------  -----------------

                      ---------------------------------------

                      ---------------------------------------

                      ---------------------------------------

Dated this     day of          , 20



                                                        SUBSCRIBER

                                                  per:_________________________
                                                      A.S.O.


This subscription is acknowledged this            day of          ,20


                                                      TALWARE NETWORX INC.

                                                  per:_________________________
                                                      A.S.O.

ASSIGNMENT

      (Do not sign this assignment if you intend to subscribe for shares.)

      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________________ the within warrant and all rights represented thereby and does hereby" irrevocably constitute and appoint to transfer the same on 1:he books of Talware Networx Inc. with power of substitution in the premises.

Dated this     day of                        20    .

---------------------------                         ---------------------------
    Signature of Witness                               Signature of Assignee


---------------------------
   Guarantee of Signature


                          INSTRUCTIONS FOR ASSIGNMENT

The signature to the foregoing assignment must correspond with the name written on the face of this warrant in every particular without alteration or enlargement or any change whatever and must be guaranteed by a Canadian chartered bank or by a broker who is a member of the TSX or the TSX Venture Exchange or by some other person satisfactory to Talware Networx Inc. Assignments may be made to one assignee only unless the assignment be to a joint account. To assign to more persons than one for separate accounts, this warrant should be split into warrants of smaller denominations_

In case of persons signing by agent or attorney the authority of the agent or attorney must be proven to the satisfaction of Talware Networx Inc.

                                  SCHEDULE "B"

                                CONVERSION NOTICE


TO: TALWARE NETWORX INC.

The undersigned holder of a Convertible Debenture in the principal amount of $______________ hereby subscribes for Units of Talware Networx Inc. pursuant to such Convertible Debenture on the terms specified in such Convertible Debenture.



Principal amount plus accrued interest of Convertible Debenture held: __________

Dollar value of conversion under this subscription:                   __________

Balance owing pursuant to Convertible Debenture:                      __________

Number of Units issuable:                                             __________

The undersigned hereby irrevocably directs that the said Units be issued as follows:


    Registration             Address of Registered Holder        Denomination
    ------------             ----------------------------        ------------


--------------------  ---------------------------------------  -----------------

                      ---------------------------------------

                      ---------------------------------------

                      ---------------------------------------

Dated this     day of          , 20



                                                        SUBSCRIBER

                                                  per:_________________________
                                                      A.S.O.


This subscription is acknowledged this            day of          ,20


                                                      TALWARE NETWORX INC.

                                                  per:_________________________
                                                      A.S.O.